UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2020

CABOT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-5667	04-2271897
(Commission File Number)	(IRS Employer Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS	02210-2019
(Address of Principal Executive Offices)	(Zip Code)

(617) 345-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	CBT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On April 28, 2020, the Board of Directors of Cabot, based on a recommendation of the Board’s Governance and Nominating Committee, elected Douglas Del Grosso a director of Cabot and appointed Mr. Del Grosso to the Board’s Audit Committee, both effective April 30, 2020. Mr. Del Grosso will serve as a director in the class whose term expires at the Annual Meeting in 2021.

There is no arrangement or understanding between Mr. Del Grosso and any other person pursuant to which he was selected to become a member of the Board, nor are there any transactions between Mr. Del Grosso and Cabot or any subsidiary of Cabot that are reportable under Item 404(a) of Regulation S-K.

Mr. Del Grosso will receive compensation for his service as a non-employee director as described under the heading “Director Compensation” in Cabot’s Proxy Statement for the 2020 Annual Meeting of Stockholders, which description is incorporated herein by reference. As part of such compensation, on April 30, 2020, Mr. Del Grosso will receive shares of Cabot common stock, par value $1.00 per share, having a value as close as possible to $80,000 on such date.

A copy of the press release announcing Mr. Del Grosso’s election is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Cabot Corporation on April 30, 2020

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

By:	/s/ Sean D. Keohane
Name:	Sean D. Keohane
Title:	President and Chief Executive Officer

Date: April 30, 2020